EXHIBIT 10.7

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of this 31st day of December, 1998, by and between Tel-Save.com, Inc., a Delaware corporation (the "Company"), Tel-Save, Inc., a Pennsylvania corporation and a subsidiary of the Company (the "Subsidiary"), and Mark Pavol as Trustee of that certain D&K Grantor Retained Annuity Trust dated June 15, 1998 (the "Participant"). The Company, the Subsidiary, and the Participant shall sometimes be referred to individually as a "Party" and two or more of them shall sometimes be referred to collectively as the "Parties."


                                    RECITALS

     A.   The Company owns and holds four  Subordinated  Promissory  Notes, each dated August 25, 1998, each made by Communication Telesystems International, d.b.a. WorldxChange Communications ("WorldxChange"), and each originally made payable to Gerard Klauer Mattison & Co., Inc. ("GKM") (except that the Subordinated Promissory Note in the initial principal amount of $1,200,000 was originally made payable to the Company). These notes are in the initial principal amounts of $20,000,000, $20,000,000, $15,000,000, and $1,200,000, respectively.
          Copies of these notes are attached hereto as Exhibits A-1 through A-4, respectively. These notes shall be referred to sometimes individually as a "WorldxChange Note" and collectively as the "WorldxChange Notes."

     B. The WorldxChange Notes are secured as provided in that certain Security Agreement dated as of August 25, 1998, by and between WorldxChange and GKM (the "Security Agreement"), and by those two certain Stock Pledge Agreements, each dated as of August 25, 1998, by and between GKM and Roger B. Abbott and Rosalind M. Abbott and Edward
          S. Soren, respectively (collectively, the "Pledge Agreements"). A copy of the Security Agreement is attached hereto as Exhibit B. Copies of the Pledge Agreements are attached hereto as Exhibits C-1 and C-2, respectively. The WorldxChange Notes are subordinated as provided in that certain Intercreditor Agreement dated as of August 25, 1998, between Foothill Capital Corporation, a California corporation, the Company, and GKM (the "Intercreditor Agreement"). A copy of the Intercreditor Agreement is attached hereto as Exhibit D. The WorldxChange Notes, the Security Agreement, the Pledge Agreements, and the Subordination Agreement may sometimes be referred to herein collectively as the "WorldxChange Loan Documents."


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     C.   GKM has assigned to the Company all of its rights, title, and interest in and to: each of the WorldxChange Notes, the Security Agreement, and the two Pledge Agreements.

     D. The Participant owns and holds those certain 4-1/2% Convertible Subordinated Promissory Notes due 2002 in the aggregate principal amount of $16,070,000, and those certain 5% Convertible Subordinated Promissory Notes due 2004 in the aggregate principal amount of $46,475,000, each made by the Company. These notes shall be referred to sometimes individually as a "Company Note" and collectively as the "Company Notes."

     E. The Parties desire that the Company grant to the Participant an approximately ninety-nine percent (99%) participation in the WorldxChange Notes, that the Participant assign the Company Notes to the Company, that the Subsidiary act as collateral and collection agent with regard to the WorldxChange Notes, and that the Parties enter into certain related transactions, all as set forth herein.

          NOW, THEREFORE, in consideration of the covenants and agreements set forth below, and for other consideration the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:


     1. Recitals. The Parties acknowledge and agree that the Recitals to this Agreement are true and correct.

     2.   The Company Notes.

          2.1 The Participant represents and warrants to the Company that the Participant is the owner and holder of the Company Notes, free and clear of any and all liens, claims, and encumbrances, except for restrictions imposed by applicable securities laws.

          2.2 This Agreement has been duly authorized, executed, and delivered by the Trustee and, when executed and delivered by the Company and the Subsidiary, shall constitute the valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms. This Agreement does not violate any charter document of the Trust nor any agreement by which the Trust or any of its property is bound.

          2.3 The Participant's Interest is being acquired by the Trustee for investment for the Trust's account, not as an agent or nominee, and not with a view to the resale or distribution thereof. The Trustee understands that the Participant's Interest has not been registered or qualified under any applicable securities laws and that the

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               transfer   thereof  is  restricted  by  such  laws.  The  Trustee
               represents that he is experienced in evaluating and investing in interests similar to the Participant's Interest and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such investment, and that the Trust has the ability to bear the economic risks of such investment.

          2.4 The Participant acknowledges that it has entered into this Agreement in reliance upon its own independent investigation of all relevant facts and circumstances, and not in reliance on any information, representation, or advice provided by the Company or the Subsidiary. The Participant further acknowledges that the Participant shall, independently and without reliance on the Company or the Subsidiary and based on such documents and information as the Participant deems appropriate at the time, continue to make its own independent credit and other decisions in taking or not taking any action under this Agreement.

          2.5 The Participant hereby absolutely and irrevocably sells, assigns, and transfers to the Company all of the Participant's rights, title, and interest in and to each of the Company Notes. Such rights are evidenced only by a book entry and not by a promissory note.

          2.6 Concurrently with the execution and delivery hereof, the Participant is delivering to the Company an appropriate letter of authorization transferring the Company Notes to an account to be designated by the Company.

     3.   The WorldxChange Notes.

          3.1 The Company represents and warrants to the Participant that the Company is the owner and holder of the WorldxChange Notes, free and clear of any and all liens, claims, and encumbrances, except for restrictions imposed by applicable securities laws, and that the Company is the sole Secured Party under the Security Agreement and under the Pledge Agreements.

          3.2 This Agreement has been duly authorized, executed, and delivered by the Company and the Subsidiary and, when executed and delivered by the Trustee, shall constitute the valid and binding agreement of the Company and the Subsidiary, enforceable against the Company and the Subsidiary in accordance with its terms. This Agreement does not violate the Certificate of Incorporation or By-Laws of the Company or the Subsidiary, nor any agreement by which the Company or the Subsidiary or any of their property is bound. Neither the Company nor the Subsidiary has any actual


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               knowledge  of:  (a) any claim or offset by  WorldxChange  against either the Company or the Subsidiary; nor (b) any defense by WorldxChange to the enforcement of the WorldxChange Notes.

          3.3 Subject to the terms of this Agreement, the Company hereby grants and sells to the Participant, and the Participant hereby purchases from the Company (without recourse to the Company or the Subsidiary except to the extent expressly provided in Section 5 hereof) a ninety-nine percent (99%) undivided interest in the WorldxChange Notes subject to the provisions of this Agreement regarding allocation of costs and payment of fees (the "Participant's Interest" or the "Participant's Pro Rata Share"). The Company's remaining one percent (1%) interest in the WorldxChange Notes subject to the provisions of this Agreement regarding allocation of costs and payment of fees shall be referred to herein as the "Company's Interest" or the "Company's Pro Rata Share."

          3.4 Participant shall be the legal owner of the Participant's Interest, and the holder of an equitable interest in the WorldxChange Notes. This Agreement constitutes a sale of the Participant's Interest and shall in no fashion be construed as a loan from the Participant to the Company.

          3.5 The Subsidiary agrees to be responsible, subject to the terms of this Agreement, for taking reasonable action for the collection of the WorldxChange Notes and the disbursement to the Participant of the Participant's Interest in the proceeds of any and all such collections. The Company or the Subsidiary shall establish and maintain a separate account for all such proceeds and shall not commingle such proceeds with its other funds. Both the Company and the Trustee agree to cooperate with the Subsidiary in such collection efforts including, without limitation, giving prompt notice to the Subsidiary of any event or circumstance that might affect such collection, giving appropriate notices to WorldxChange upon request by the Subsidiary, and cooperating in action under or in connection with the WorldxChange Loan Documents.

          3.6 Not less frequently than quarterly shortly following the 25th day of each November, February, May, and August during the term of this Agreement, the Subsidiary shall submit to the Participant a written report that shall identify all payments made since the Subsidiary's preceding report to the Participant regarding the Worldxchange Notes, any costs incurred by the Company or the


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               Subsidiary hereunder in that period, any fees owed to the Company or the Subsidiary hereunder, the nature of any default under the WorldxChange Notes, and any action being taken by the Company or the Subsidiary in connection with any such default (each a "Report"). If a Report reflects that sums are due from the Company or the Subsidiary to the Participant, payment of such sums shall accompany the Report. If a Report reflects that sums are due from the Participant to the Company or the Subsidiary, the Participant shall wire transfer to the Company or the Subsidiary, as appropriate, the amount of such sums immediately upon receipt of the Report.

          3.7 The Subsidiary agrees to service the WorldxChange Notes, and shall take or refrain from taking action with respect thereto as the Subsidiary would normally do with respect to loans of a comparable nature in which participation has not been granted. The Subsidiary may deal with the WorldxChange Loan Documents as an absolute owner thereof, except that the Subsidiary agrees not to make any material amendment of the WorldxChange Loan Documents or to take any material action regarding the WorldxChange Loan Documents, including without limitation any of the following amendments to any of the WorldxChange Loan Documents, without the Participant's prior written consent: (a) reduction in the interest rate or forgiveness of an interest on, or principal of, any of the WorldxChange Notes; or (b) voluntary termination of the security interest in any material portion of the collateral granted under the Security Agreement or either of the Pledge Agreements. If the Subsidiary requests the consent of the
               Participant to any action in connection with any of the WorldxChange Loan Documents, the Trustee shall respond in writing either to: (a) grant such request; or (b) suggest a practical alternative action. If the Subsidiary shall not receive such a response from the Trustee within ten (10) business days after the Subsidiary's request therefor, the Subsidiary shall have the right, in its sole discretion, and without further notice to the Participant, to take action regarding any modification, waiver, or release of any of the terms of the WorldxChange Loan Documents, or regarding the modification, waiver, or release of any collateral or to regarding the substitution or exchange of any collateral, to consent to any action or failure to act by an entity liable on any portion of the WorldxChange Notes, and to exercise or refrain from exercising any powers or rights under or in respect of the WorldxChange Loan Documents or any collateral therefor including, without limitation, the right to enforce or refrain from enforcing the obligations of any entity liable for the payment of the WorldxChange Notes or the performance of any of the


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               WorldxChange Loan Documents. Any person may deal with the Company or the Subsidiary as if no participation interest in the WorldxChange Notes had been granted.

          3.8 The Company or the Subsidiary shall hold possession of and title to all of the WorldxChange Loan Documents and related collateral in its name. The Participant shall have the right to examine and make copies of all original WorldxChange Loan Documents and of the Company's or the Subsidiary's records with respect thereto at any reasonable time during the Company's or the Subsidiary's normal business hours, upon reasonable notice to the Company or the Subsidiary, as appropriate.

          3.9 Upon learning of the existence of any event or condition that would constitute an Event of Default under any of the WorldxChange Loan Documents, the Subsidiary shall take action, or shall refrain from taking action, as it shall determine it its good faith business judgment, subject to the terms of this Agreement. If the Participant shall pay, in advance, all costs associated therewith, the Company shall exercise its Limited Purchase Option under Section 17 of the Intercreditor Agreement.

          3.10 If, as a result of any Event of Default under any of the WorldxChange Loan Documents, related collateral is acquired by foreclosure sale or otherwise, title shall be taken in the Subsidiary's name or in the name of an entity affiliated with the Subsidiary or in the name of another nominee designated by the Subsidiary, all in the sole discretion of the Subsidiary.

          3.11 In the event of the failure to pay taxes, assessments, insurance premiums, claims against any of the collateral, or any other amount required to be paid by any entity obligation under any of the WorldxChange Loan Documents, the Subsidiary may (but shall not be obligated to) advance amounts necessary to pay the same, and the Participant shall reimburse the Subsidiary for the Participant's Pro Rata Share of the amount thereof immediately upon demand therefor. The Participant shall also pay to the Subsidiary, upon request by the Subsidiary, the Participant's Pro Rata Share of all costs and expenses (including without limitation court costs and attorneys'fees and expenses)
               reasonably incurred by the Company or the Subsidiary in connection with the enforcement of any of the WorldxChange Loan Documents or the protection or preservation of any related collateral or the protection of the Company's rights, including without limitation any of the foregoing incurred in any litigation with any entity obligated under any of the WorldxChange Loan Documents or any shareholder, officer, director, affiliate, receiver, or trustee thereof, or any other creditor of such obligor,


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               and including without limitation any of the foregoing incurred in connection with any claim of invalidity, preferential transfer, fraudulent conveyance, negligence, or lender liability. The Participant shall also reimburse the Company or the Subsidiary, immediately upon demand therefor, for the Participant's Pro Rata Share of any amounts paid by the Company or the Subsidiary in settlement or compromise of any claim or action referred to generally or specifically in this Section.

          3.12 Any and all costs reasonably incurred by the Company or the Subsidiary hereunder or in connection with any of the WorldxChange Loan Documents, including without limitation any costs incurred under the immediately preceding Section hereof and the costs of any collection actions, shall be borne by the Company and by the Participant in accordance with their respective Pro Rata Shares. The Subsidiary may reimburse such costs from the Participant's Interest and, if the Participant's Interest is not sufficient at any time to pay such costs, the Participant agrees to reimburse the Company for the amount of such unreimbursed costs promptly upon demand therefor. Proceeds of the collection of any and all amounts under the WorldxChange Loan Documents shall be applied in the following order: first, to the fee referred to in Section 4 hereof; second, to costs incurred hereunder or under the WorldxChange Loan Documents; and third, to the Participant's Interest and the Company's Interest.

          3.13 The Trustee acknowledges and agrees that: (a) any and all collections on the WorldxChange Notes are subject to the
               Subordination Agreement; (b) it will hold the Company and the Subsidiary harmless for any collection action or omission undertaken by the Company or the Subsidiary with regard to the WorldxChange Notes at the request or with the consent of the Trustee; (c) it will assert no claim or liability against the Company or the Subsidiary for any collection action or omission undertaken by the Company or the Subsidiary in good faith; and
               (d) the Participation Interest is only an interest to participate in receipts by the Company or the Subsidiary under the WorldxChange Notes, to pay for costs incurred by the Company or the Subsidiary hereunder, and to pay fees earned by the Subsidiary hereunder, and the Trustee shall have no right to take any direct action, and will not take any direct action, with regard to any of the WorldxChange Loan Documents.

          3.14 The sole responsibility of the Subsidiary shall be to administer the WorldxChange Loan Documents with the same care that the Subsidiary exercises on its own behalf, as though this Agreement had not been executed. Neither the Company nor the Subsidiary


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               shall be liable to the Participant or to any other person for any error of judgment or for any action or failure to act, except that each of the Company and the Subsidiary shall be severally liable for its own bad faith or willful misconduct. Without limiting the generality of the foregoing: (a) the Subsidiary may consult with legal counsel (including without limitation counsel for WorldxChange), independent public accountants, and other experts selected by the Subsidiary and neither the Company nor the Subsidiary shall not be liable for any action taken or omitted in good faith by the Company or the Subsidiary in accordance with the advice of such counsel, accountants, or experts; (b) except as expressly set forth herein, neither the Company nor the Subsidiary makes any warranty or representation, express or implied, with respect toWorldxChange, its financial condition, any collateral, or any similar matter, and neither the
               Company  nor  the  Subsidiary   shall  be  responsible   for  any
               statement, warranty, or representation made in, or in connection with, the WorldxChange Loan Documents or for the financial condition or business affairs of any entity obligated under any of the WorldxChange Loan Documents, or for performance of any of the WorldxChange Loan Documents, or for the existence or value of any collateral; (c) neither the Company nor the Subsidiary shall be responsible for the performance or observance of any term, covenant, or condition in any of the WorldxChange Loan Documents on the part of any entity other than the Company, and shall not have any duty to inspect any collateral, property, or books and records associated with any of the WorldxChange Loan Documents;
               (d) neither the Company nor the Subsidiary makes any warranty or representation as to, and shall not be responsible for, the due
               execution,  legality,  validity,   enforceability,   genuineness,
               sufficiency, or collectability of any of the WorldxChange Loan Documents or any related collateral; and (e) neither the Company nor the Subsidiary shall incur any liability under or in respect of any of the WorldxChange Loan Documents or any collateral by acting on any notice, consent, certificate, or other document, instrument, or writing, believed by the Company or the Subsidiary to be genuine or signed or sent by the proper person.

          3.15 If either the Company, the Subsidiary, or the Participant receives any payment or prepayment on the WorldxChange Notes in excess of the portion of such payment to which the Company or the Participant is entitled under this Agreement, whether such amounts are paid or received or applied voluntarily, involuntarily, or by operation of law, by application of offset or otherwise, the Party receiving such excess payment shall make such payment to the other Parties as shall result in the Company, the Subsidiary, and the Participant receiving the amount that each is entitled to receive


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               under this Agreement;  provided,  however, that if thereafter any such excess payment or any part thereof is returned by the Party receiving it, the appropriate portion of such payment by the receiving Party to the other Party shall be rescinded, so that the Company, the Subsidiary, and the Participant each shall have received the amount that each of them is entitled to receive under this Agreement.

          3.16 In the event that the Company or the Subsidiary is required, for any reason, to repay to any person all or any portion of any payment received by the Company or the Subsidiary and with respect to which the Company or the Subsidiary made a payment to the Participant, then the Participant shall immediately remit to the Subsidary the Participant's Pro Rata Share of the payment required to be repaid by the Company or the Subsidiary.

          3.17 The Participant shall promptly disclose to the Company any material information received or obtained by it that reflects upon the financial condition of any entity obligated under any of the WorldxChange Loan Documents (other than the Company), or that reflects upon the ability of any such obligor to perform its obligations under any of the WorldxChange Loan Documents.

          3.18 Except for the obligations evidenced by the WorldxChange Loan Documents, none the Company, the Subsidiary, or the Participant has made any loans to, or has any financial interest in, WorldxChange or any principal or affiliate thereof. Any such loans made or interest acquired hereafter by the Company, the Subsidiary, or the Participant shall be reported promptly in writing to the other Parties.

     4.   Limited Guaranty Fee.

          4.1 For a fee in connection with the Subsidiary's obligations under this Agreement, the Participant agrees to pay to the Subsidiary thirty-two percent (32%) of each interest payment made on account of the WorldxChange Notes.

          4.2 The Subsidiary may collect such fee by deducting the amount of such fee from the Participant's Interest. The Participant agrees to pay any unpaid fee to the Subsidiary promptly upon demand therefor.

     5.   Limited Guaranty.

          5.1 Subject to the limitations and conditions set forth below, the Subsidiary makes the guaranty set forth in Section 5.2 hereof:


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               5.1.1     The  Participant  hereby agrees that the Subsidiary may
                         make reasonable efforts to collect all amounts owing on the WorldxChange Notes, including without limitation that the Subsidiary may seek a judgment from a court of competent jurisdiction that money is then due and owing
                         by  WorldxChange   under  the  WorldxChange  Notes  and
                         identifying the amount of such money (the  "Judgment").
                         The  costs  of  such   collection   efforts   shall  be
                         reimbursed to the Company or the Subsidiary as provided herein.

               5.1.2 There must not be in existence any material default by the Participant under this Agreement.

               5.1.3 The limited guaranty set forth in this Section 5 does not cover amounts owed or paid by the Participant to the Subsidiary pursuant to Section 4 hereof.

          5.2 Provided that the limitations and conditions of Section 5.1 hereof have been met, the Subsidiary guarantees the payment to the Participant of the Participant's Interest in the amount set forth in the principal and interest due and owing under the WorldxChange Notes, less any and all amounts paid, owing, or to be owing under this Agreement, including without limitation
               Section 4 hereof, and less any such amounts that are not then payable as a result of any action or inaction by the Trustee.

     6.   Miscellaneous.

          6.1 Costs and Expenses. Except as herein provided, each Party hereto shall pay its or his own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation the costs and expenses of its or his attorneys, accountants, advisors, finders, brokers, and other agents and representatives.

          6.2 Notices. All notices which are required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by telegraph or by registered or certified mail, postage prepaid, as follows:

               If to the Company:

                         Tel-Save.com, Inc.
                         6805 Route 202


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

                             New Hope, PA 18938
                             Attention:  General Counsel

                    With a copy to:

                             Arnold & Porter
                             777 S. Figueroa Street, Suite 4400
                             Los Angeles, California 90017-2513
                             Attention:  Theodore G. Johnsen, Esq.

                    If to the Subsidiary:

                             Tel-Save, Inc.
                             6805 Route 202
                             New Hope, PA 18938
                             Attention:  Aloysius T. Lawn, Esq.

                    With a copy to:

                             Arnold & Porter
                             777 S. Figueroa Street, Suite 4400
                             Los Angeles, California 90017-2513
                             Attention:  Theodore G. Johnsen, Esq.

                    If to the Trustee:

                             Mark Pavol
                             One Cavalier Court
                             Ringoes, New Jersey

                    With a copy to:

                             Joseph Galda, Esq.
                             Buchanan Ingersoll, P.C.
                             11 Penn Center
                             14th Floor
                             1835 Market Street
                             Philadelphia, PA 19103

               Notice shall be deemed to have been given upon receipt thereof as to communications that are personally delivered or telegraphed and five (5) days after deposit of the same in any United States mail post office box in the state to which the notice is addressed, or seven (7) days after deposit of same in any such post office box other than in the state to which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given under the preceding sentence unless and until notice shall be given to all addressees above other than the sender. The addresses


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


               and addressees for the purpose of this Section may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is given, the addresses and addressees as stated by prior written notice, or as provided herein if no written notice of change has been given, shall be deemed to continue in effect for all purposes hereunder.

          6.3 Survival of Representations and Warranties. Notwithstanding any investigation made by any party hereto, all representations and warranties made herein shall survive the execution and delivery of this Agreement.

          6.4 Applicable Law. This Agreement and all documents executed and delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall be governed by and construed in accordance with the laws of the State of New York other than and without giving effect to the laws of the State of New York relating to choice of law.

          6.5 Applicable Jurisdiction. The Parties hereby agree that any action, at law or in equity, arising under this Agreement or any of the other documents executed and delivered in connection herewith, shall be filed in and only in the state courts of the State of New York or a United States District Court in the State of New York. The Parties hereby consent and submit to the in personam jurisdiction of such courts for purposes of litigating any such action.

          6.6 Assignments. This Agreement, the Exhibits hereto, and the other documents executed and delivered in connection herewith shall be binding upon and inure to the benefit of the Parties hereto and their respective personal and legal representatives, heirs, successors, and assigns; provided, however, that no Party hereto may assign or transfer its or his rights in and to this Agreement or any other document executed and delivered in connection herewith, without the prior written consent of the other Parties hereto.

          6.7 Entire Agreement. This Agreement and the Exhibits hereto and the related documents being entered into in connection herewith embody the complete agreement and understanding among the Parties with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements, or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way.

          6.8 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective


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


               and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          6.9 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same Agreement.

          6.10 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          6.11 Terminology. As used in this Agreement, the masculine, feminine, or neuter gender, and the singular or plural number, shall be deemed to include the others whenever the context so indicates or requires.

          6.12 Legal Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement or ----------
               interpretation of this Agreement, or because of an alleged dispute, default, misrepresentation, or breach in connection with any of the provisions of this Agreement, the successful or prevailing Party shall be entitled to recover reasonable attorneys' fees, expenses, and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled. The right to such attorneys' fees, expenses, and costs shall be deemed to have accrued upon the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

          6.13 Broker's or Finder's Fees. Each of the Parties represents to each of the others that it or he does not have any liability to any broker or any representative, nor owe any fee or compensation to any agent, finder, or broker, in connection with the subject matter of this Agreement, and each of them hereby agrees to indemnify and hold harmless the other Party against any liability, damage, cost, or expense (including reasonable attorneys' fees) incurred by reason of the breach of the foregoing representation.

          6.14 Advice of Counsel. Each Party has carefully reviewed this Agreement, is familiar with the terms and conditions herein, and was advised by legal counsel with respect thereto. Each Party agrees that the terms and conditions set forth herein are fair and not unconscionable.

          6.15 Relationship of the Parties. Nothing in this Agreement shall create a partnership, joint venture, employment relationship, or any other relationship between the Parties other than the relationship of independent contractors.

          6.16 Further Cooperation. Each Party covenants and agrees to prepare, execute, acknowledge, file, record, publish, and deliver to the other Party such other instruments, documents, and statements including, without limitation, instruments and documents of assignment, transfer, and conveyance, and take such other action as may be reasonably necessary or convenient in the discretion of the requesting Party to carry out more effectively the purposes of this Agreement.

          6.17 Modifications. This Agreement may not be altered, amended, changed, waived, terminated, or modified in any manner unless the same shall be in writing and signed by or on behalf of the Party to be bound.

          6.18 Offsets. No Party shall offset against any amount that such Party is obligated to pay under this Agreement any amount owed or alleged by such Party to be owed to it for any reason other than this Agreement; a Party may offset against an amount it is obligated to pay under this Agreement any amount owed or alleged by such Party to be owed to it under this Agreement.

          6.19 Exhibits. Exhibits A-1 through A-3, Exhibit B., Exhibits C-1 through C-2, and Exhibit D are hereby incorporated herein by this reference.


                                                   Tel-Save.com, Inc.

                                                   By
                                                   -----------------------------
                                                              Name
                                                              Title

                                                   The Subsidiary

                                                   By
                                                   -----------------------------
                                                              Name
                                                              Title

                                                   The Trustee

                                                   -----------------------------
                                                   Mark Pavol, as Trustee of the
                                                   D&K Grantor Retained Annuity
                                                   Trust dated June 15, 1998


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